UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Report to Shareholders

Institutional International Concentrated Equity Fund	April 30, 2015

Highlights

●	International stock market returns were healthy in the six-month period ended April 30, 2015.

●	The fund’s objective is long-term growth of capital through investments in stocks of non-U.S. companies.

●

The portfolio is considered “concentrated” and will typically invest in a relatively small number of holdings. Additionally, the fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single company or sector than is permitted in a “diversified” fund.

●	While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection drives our decision-making.

The views and opinions in this report were current as of April 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional International Concentrated Equity Fund

Dear Investor

We are pleased to report that the portfolio generated positive results for the six-month period ended April 30, 2015, although we lagged the benchmark MSCI EAFE Index. Because we manage a concentrated portfolio, we keep a close eye on risk, seeking to protect against losses by remaining disciplined from a valuation perspective. Our investment style attempts to find financially strong, cash-generative businesses run by above-average management teams at a current stock price that is well below our conservative assessment of its true intrinsic value.

The Institutional International Concentrated Equity Fund returned 3.93% during the six months ended April 30, 2015, compared with 7.06% for the MSCI EAFE Index. The financials sector was the largest detractor from our comparison with the benchmark index. Although we had an underweight allocation, stock selection hurt our relative performance. During the reporting period, we also maintained underweight positions in energy and utilities, but our holdings declined more than those in the benchmark. Stock selection in the industrials and business services and consumer staples sectors contributed to the portfolio’s relative performance. We kept our cash position relatively high, which is a residual effect of our bottom-up stock selection process and is not an active asset allocation decision. We have been patient in reinvesting the gains that we booked in 2014. Even though markets were up, our cash position wasn’t much of a headwind to performance as our reserves were denominated in U.S. dollars, a currency that was particularly strong over the reporting period. We continue to scour the world for high-conviction opportunities and will only invest in companies when we find them at a compelling price.

From a regional perspective, stock selection in Brazil, Switzerland, and the UK was our largest relative performance detractor. However, stock selection was especially strong in Sweden, Singapore, and Germany. Our relative performance also benefited from avoiding Australian holdings. During the period, we took advantage of the strong market performance in Sweden to lock in profits in several holdings. Although we remain overweight to Sweden, we reduced our position.

Market Environment

Over the past six months, we have started to see improvements in European economic data, including the European Central Bank’s (ECB) long-awaited quantitative easing program. The stronger U.S. dollar was another key factor, especially in the first quarter of 2015, as investors anticipated the Federal Reserve’s well-telegraphed first rate increase. It seems that markets continue to be hooked on central bank intervention, although we remain skeptical that central banks are indeed able to generate real economic growth. We continue to focus on fundamentals and remain true to our process. We will not be swayed by the ever-changing market environment.

As I pen this letter, first-quarter earnings reporting is underway, and in aggregate, the results have been reasonable in Europe and Japan. Valuations in Europe expanded in anticipation of the ECB’s quantitative easing program, and we are starting to see some profit taking. We’re finding more compelling investment opportunities in Europe than in Japan. We have an underweight allocation to Japan, and although its stock market has recently posted strong gains, we have purchased several high-quality companies at reasonable prices.

Portfolio Strategy

The fund seeks to generate long-term capital appreciation through investments in stocks of non-U.S. companies. Under normal circumstances, the fund will invest at least 80% of its net assets in developed markets and no more than 15% in emerging markets. We expect to hold 40 to 60 stocks. We do not have a preference for growth or value, but we look for companies that have a favorable combination of fundamentals, earnings potential, and relative valuation.

Our core investment belief is that the market is inherently inefficient and focused on the short term, meaning securities are often mispriced. These inefficiencies manifest themselves through valuation anomalies and flawed perception of the magnitude and duration of a company’s growth. Our role, through disciplined fundamental research, is to identify superior investment opportunities by exploiting these pricing anomalies.

We work with our industry analysts and portfolio managers to find companies that fit these criteria. We look for the best stocks wherever we may find them, rather than employing a regional, country, or sector focus. The portfolio’s composition is determined by the following considerations:

●	A focus on the most compelling, highest-conviction companies.

●	A target holding period of two to three years.

●	Position sizes determined by risk/reward characteristics.

●	Diversification across regions, countries, and sectors.

●	Active risk management that includes a sell discipline based on analyst downgrades; achieving target prices; and forced displacement, such as mergers or acquisitions.

In general, concentrated portfolios tend to exhibit greater volatility than more broadly diversified portfolios. These divergences may also show up in our short-term comparisons with broad-based benchmarks—an inevitable characteristic of managing a concentrated portfolio. With that said, we are long-term investors, and we attempt to use short-term volatility as an opportunity. Stock selection dictates portfolio construction. Although we do not turn a blind eye to regional, country, and sector allocations, we will wind up with overweights and underweights compared with the benchmark as we attempt to exploit favorable themes and avoid undue risk.

Portfolio Review

Our investment style attempts to discern whether expectations as priced by the market are reasonable. We focus on best-in-class companies with durable competitive advantages and exceptional financials as evidenced by their ability to generate free cash flow and create shareholder value over time. Ultimately, the fund’s strategy relies on bottom-up stock selection and our research analysts’ ability to pick long-term winners.

In the past six months, we benefited from strength in our industrials and business services holdings. Bouygues, a French industrial company, generated a gain exceeding 40%, and we have begun to unwind our position as its shares approach our assessment of fair value. SKF was also a strong performer, and we locked in profit and eliminated the position. We also generated good performance from Mitsubishi Electric, Hutchison Whampoa, and Rolls-Royce. However, a new position in SGS hurt our results, as did our stake in Mitsui, which we eliminated. We prefer to focus on our existing position in Mitsubishi Corp., which has more favorable commodity exposure. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the consumer staples sector, Suntory Beverage & Food, which we trimmed on strength, was a standout performer. Svenska Cellulosa was another contributor worthy of mention, and we continue to hold a sizable position. Unilever and Japan Tobacco were positive contributors. Additionally, not owning Diageo for much of the period contributed to our relative performance. However, after its poor share price performance earlier in the year, we started building a position in Diageo because we believe the company has a great business that is approaching an inflection point.

In the financials sector, our significant detractors for the period included real estate management and development company Hang Lung Properties. We decided to eliminate the position because we’re concerned that the company’s new office towers are coming to market in already oversupplied cities. Additionally, after a good share price run earlier in the year, the company had a smaller premium to our estimate of fair value. Bank holdings were poor performers overall, especially Banco Bilbao Vizcaya Argentaria and the Royal Bank of Scotland, which we believe can generate good results in the coming quarters. However, we sold out of our position in BNP Paribas, in part, because in a concentrated portfolio, forced displacement is part of the investment process, and we want to only hold our best ideas.

Energy was a poor-performing sector. We took hits in Royal Dutch Shell and Eni and eliminated our positions in BP and Inpex. These stocks were sharply lower for the reporting period, and we sold or trimmed positions because we believed that their valuations were too rich and their stock prices still do not adequately reflect the challenging environment. Like the energy sector, all of our utilities holdings produced disappointing results, and we exited our positions in GDF Suez and Energias do Brasil. However, we continue to hold a stake in SSE, which we believe has been overly punished due to regulatory concerns in front of the UK elections.

Several of our significant additions included Groupe Bruxelles Lambert and Wendel, a pair of European investment holding companies. We like Groupe’s diversified portfolio, and we believe the stock provides us with beneficial exposure to a number of solid companies. Wendel trades at a significant discount to its underlying asset value, and we believe that the market does not fully appreciate or understand the company’s various holdings because some of them are unlisted. We also took advantage of stock price weakness in Baidu and initiated a position in this market-leading Chinese technology company. Concern that rising capital investments could further pressure margins has hurt the stock. However, the pullback provided us with an opportunity to establish a position in the Internet leader. We are currently holding about 11% of the portfolio in cash. We have no qualms about letting our cash levels rise because we believe in conducting thorough due diligence before making new investments. Stock selection remains paramount, and we intend to remain true to our investment discipline.

Investment Outlook

The leading macroeconomic indicators remain reassuring overall, especially in Europe, where we are seeing better economic data from peripheral countries, including Italy and Spain. On the one hand, the ECB has embarked on quantitative easing, which has pushed down the euro versus other major currencies. On the other hand, the Federal Reserve continues to suggest a tightening stance this year, which has led to a strengthening of the dollar. Sentiment among corporations and investors has improved somewhat, thanks to better corporate earnings and stronger-than-expected macroeconomic data. Relatively cheap valuations, in conjunction with a reasonable earnings growth outlook, generally bode well for stock market returns.

Geographically, we are finding good investment opportunities in Europe, specifically in the UK; we also increased our exposure to South Korea. We are in the process of reducing our exposure to Japan and maintained our zero allocation to Australia. At a sector level, we have positive bets in telecommunication services, consumer staples, health care, and industrials. Our underweight allocations are to financials, consumer discretionary, and utilities. Our underweight to financials is a result of holding neither Australian banks nor any of the large Japanese financial institutions.

We do not attempt to predict how the markets will perform, but by remaining true to our investment style, we are confident that we can continue to deliver strong longer-term absolute and relative returns. Looking ahead, we believe that our deep fundamental research platform and our unwavering focus on bottom-up stock selection will be critical to investment success.

Thank you for your confidence and for investing with T. Rowe Price.

Respectfully submitted,

Federico Santilli
Chairman of the fund’s Investment Advisory Committee

May 8, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional International Concentrated Equity Fund

Growth of $1 Million

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional International Concentrated Equity Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional International Concentrated Equity Fund
April 30, 2015 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/15	Value 10/31/14
T. Rowe Price Reserve Investment Fund, 0.06%	¤	¤	$ 9	$ 30,999	$ 24,864
Totals			$ 9	$ 30,999	$ 24,864

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 30,999
Dividend income	9
Interest income	-
Investment income	$ 9
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional International Concentrated Equity Fund
April 30, 2015 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $233,296)	$	241,197
Receivable for investment securities sold		1,953
Dividends receivable		749
Foreign currency (cost $162)		162
Receivable for shares sold		105
Cash		102
Other assets		8,442
Total assets		252,710
Liabilities		
Payable for investment securities purchased		8,005
Investment management fees payable		118
Payable for shares redeemed		90
Due to affiliates		10
Other liabilities		8,314
Total liabilities		16,537
NET ASSETS	**$**	**236,173**
Net Assets Consist of:		
Undistributed net investment income	$	1,376
Accumulated undistributed net realized loss		(7,484)
Net unrealized gain		7,909
Paid-in capital applicable to 19,537,942 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		234,372
NET ASSETS	**$**	**236,173**
NET ASSET VALUE PER SHARE	**$**	**12.09**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional International Concentrated Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/15
Investment Income (Loss)	
Dividend income (net of foreign taxes of $225)	$ 2,807
Expenses	
Investment management	646
Shareholder servicing	1
Prospectus and shareholder reports	10
Custody and accounting	86
Registration	25
Legal and audit	16
Miscellaneous	6
Reductions of fees and expenses	
Investment management fees waived	(42)
Total expenses	748
Net investment income	2,059
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	(4,689)
Foreign currency transactions	(113)
Net realized loss	(4,802)
Change in net unrealized gain / loss	
Securities	10,609
Other assets and liabilities denominated in foreign currencies	17
Change in net unrealized gain / loss	10,626
Net realized and unrealized gain / loss	5,824
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 7,883**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional International Concentrated Equity Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional International Concentrated Equity Fund
April 30, 2015 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional International Concentrated Equity Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on July 27, 2010. The fund seeks long-term growth of capital through investments in stocks of non-U.S. companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $268,191,000 and $186,578,000, respectively, for the six months ended April 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2015, the cost of investments for federal income tax purposes was $237,803,000. Net unrealized gain aggregated $3,402,000 at period-end, of which $10,976,000 related to appreciated investments and $7,574,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2015, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2017. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver. Pursuant to this agreement, management fees in the amount of $42,000 were waived by Price Associates during the six months ended April 30, 2015. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $529,000 remain subject to repayment by the fund at April 30, 2015.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended April 30, 2015, expenses incurred pursuant to these service agreements were $60,000 for Price Associates and $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 4,862,792 shares of the fund, representing 25% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three-year and since-inception periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets, and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio (after including management fee waivers and/or expenses paid by the Advisor pursuant to the expense limitation) were below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2015